Subsequent Events	3 Months Ended
Mar. 31, 2013
Subsequent Events

12.    Subsequent Events

On April 8, 2013, the Board of Directors approved an increase in the number of shares reserved for future issuance under the 2012 Plan by two million shares, subject to approval by the Company’s stockholders at the Company’s 2013 annual meeting of stockholders.

On May 7, 2013 the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Market Leader, Inc. (“Market Leader”), a Washington corporation, and Mariner Acquisition Corp., a Washington corporation and a wholly owned subsidiary of the Company (“Merger Sub”). Market Leader is a provider of Software as a Service (SaaS)-based customer relationship management software for the real estate sector. Under the terms and conditions of the Merger Agreement, at the closing of the proposed transaction Merger Sub will be merged with and into Market Leader (the “Merger”), and Market Leader will continue as the surviving corporation of the Merger and as a wholly owned subsidiary of the Company. At the effective time of the Merger, each outstanding share of Market Leader common stock will be converted into the right to receive (a) $6.00 in cash, without interest, and subject to applicable withholding tax, and (b) 0.1553 of a share of the Company’s common stock, for a total purchase consideration of $355 million.